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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 19, 2004


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



               DELAWARE                      1-12814                  34-1453189
     (State or Other Jurisdiction          (Commission              (IRS Employer
           of Incorporation)               File Number)           Identification No.)

                 1925 ENTERPRISE PARKWAY
                     TWINSBURG, OHIO                                       44087
         (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (330) 486-3100


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.



         On July 19, 2004, Cole National Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits. The following exhibits are filed as part of this report:


          99.1 Press release of Cole National Corporation, dated July 19, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COLE NATIONAL CORPORATION

                                     By: /s/ Lawrence E. Hyatt
                                         ---------------------------------------
                                         Name:  Lawrence E. Hyatt
                                         Title: Executive Vice President and
                                                Chief Financial Officer



Date: July 19, 2004